Exhibit 99.1

Corporate Presentation January 2018

Forward-Looking Statements

This presentation includes forward-looking statements about the Company's plans for the OvaPrime[SM] treatment, the OvaTure[SM] treatment and the AUGMENT[SM] treatment, including forward looking statements relating to: the potential market for the Company's treatments; future milestones for the OvaPrime treatment, including anticipated timing for data readouts, embryo transfers, patient enrollment and initiation of the Phase 1b/2a OvaPrime clinical trial; the Company's anticipated cash runway; plans to work with the U.S. Food and Drug Administration under its available procedures to determine the most appropriate regulatory pathway for the Company's treatments; next steps for the bovine OvaTure program, including plans relating to fertilization, embryo transfer and live birth; and next steps for the human OvaTure program, including those related to the maturation, pursuit of authorization to fertilize, fertilization, determination of regulatory pathway and submission for regulatory approval of a potential future clinical study.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks related to: challenges implicit in the discovery and development process of seeking to mature and fertilize bovine and human EggPC[SM] cell-derived eggs; challenges associated with enrolling, collecting data from and completing clinical trials; the science underlying our treatments (including the OvaPrime, OvaTure and AUGMENT treatments), which is unproven; risks associated with reliance on third parties, including our commercial and academic partners; our ability to obtain regulatory approval or licenses where necessary for our treatments; our ability to develop our treatments on the timelines we expect, if at all; , as well as those risks more fully discussed in the "Risk Factors" section of our most recently filed Quarterly Report on Form 10-Q and/or Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward-looking statements contained in the presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

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© 2018 OvaScience, Inc. All rights reserved.

A company pioneering breakthrough, first-in-class science Poised to revolutionize traditional in vitro fertilization (IVF) treatment by removing the need for hormone stimulation And developing fertility solutions for women for whom traditional IVF offers little hope for their own genetic child OvaScience 3

OvaScience: Transforming Female Infertility Therapy

Breakthrough Technology in Reproductive Medicine

- Discovery of egg precursor (EggPC^{SM}) cells unlocks innovative opportunities to improve female fertility through novel treatments
  - OvaPrime^{SM}, in clinical development, potential fertility treatment that restores egg production
  - OvaTure^{SM}, in preclinical development, potential fertility treatment that eliminates need for hormone stimulation
  - AUGMENT^{SM}, available at select clinics in Canada and Japan, designed to improve traditional IVF success

Large and Growing Market

- 163 million women worldwide are struggling with infertility[1]
- 1.9 million undergo in vitro fertilization per year[2]
- Average cost of $14,000 per IVF cycle in U.S.; largely self-pay[3]

Strong Financial Position

- $75.7 million in cash and short-term investments as of September 30, 2017
- Cash runway into 2020
- Cost efficient operating structure

Robust IP Portfolio

- Patent protection into 2035
- 65 issued patents in 44 countries
- 170+ pending applications in more than 130 countries

Sources: [1]Centers for Disease Control [2]CDC, 2015 ART National Summary Report; Assisted Reproductive Technologies in Canada: Results from Canadian ART Register; Takeshima, *J Assist Reprod Genet* (2014) 31:477-484; Japan Registry, 2014, Assisted Reproductive Technology in Europe: Results from European Registers by ESHRE; Assisted Reproductive Technology in Italy, 2013; Assisted Reproductive Technology Fact Sheet by ESHRE, Europe; Germany IVF-Registry (2013-2015); Luke et al. *NEJM* vol.366 (26):2483-91 and supplement, 2012; Aptis Partners; Germany D.I.R. Annual Report; HFEA Fertility Treatment 2014 Trends and Figures; Italian Assisted Reproductive Technology Register 2013 [3]Clinic websites, RESOLVE

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© 2018 OvaScience, Inc. All rights reserved.

EggPC Cells: Pioneering Discovery That Upends Long-Held Dogma

OVASCIENCE



Drosophila ovary containing active EggPC cells (green)

1980's: Discovery of egg precursor (EggPC) cells in *C. elegans* (nematode) and *Drosophila* (fly)

Dogma: finite number of eggs at birth
1870: von Waldeyer-Hartz
1921: Pearl and Schoppe
1951: Zuckerman

2010: Discovery of EggPC cells in *teleost fish* [Nakamura; White]

2004: Discovery of EggPC cells in mouse [Johnson]
2009: Live birth from EggPC cell-derived eggs *in vivo* [Zou]


1 2 WT 3 4 5

Live birth of an EggPC cell-derived mouse

2011: OvaScience founded and licenses EggPC cell technology from MGH

2012: Discovery of EggPC cells in human [White]

EggPC | Oocyte


Endogenous
GFP-EggPC cell derived

In vitro | *In vivo*

Discovery and development work by OvaScience:

AUGMENT, OvaPrime, and OvaTure

2015: Introduction of AUGMENT

2016:
- Initiate Phase 1 clinical OvaPrime trial
- OvaTure developmental competence

2018: Plan to initiate 1b/2a OvaPrime trial

Since 2004, more than 50 peer reviewed publications from at least 17 top labs worldwide have identified and characterized EggPC cells

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© 2018 OvaScience, Inc. All rights reserved.

The Breakthrough Science of EggPC Cells

Egg precursor (EggPC) cells are unipotent, immature egg cells found in the outer ovarian lining



Patient ovary
Ovarian Cortex
EggPC Cells

- Hypothesized to be residual, undifferentiated germ cells from fetal development that have the capacity to mature into eggs[1]
- EggPC cells have been identified in many species:
  - Existence widely accepted in lower species (worms, flies, teleost fish)[2]
  - Large and growing body of evidence demonstrating the presence of EggPC cells in mammals and humans[3]
- Human EggPC cells are believed to be largely dormant *in situ*
- When isolated and cultured, they become metabolically active and can form oocytes[1]

Sources: [1] White et al., *Nature Medicine* 2012; [2]Woods and Tilly, *Semin Reprod Med* 2013; [3]White et al., *Nature Medicine* 2012; Dunlop et al., *Lancet* 2014; Bai et al., *Cell Prolif* 2013; Wolff et al., *Reprod Sci* 2014

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© 2018 OvaScience, Inc. All rights reserved.

EggPC Platform Yields Three Treatments Addressing Multiple Markets


Patient ovary
Ovarian Cortex
Isolated EggPC cells from outer ovarian cortex

	Therapeutic Objective		Addressable Market	Status
	Restore egg production	OvaPrime	Women undergoing IVF diagnosed with DOR, including POR and POI (0.6 million women per year)[1]	Phase 1b/2a
	Eliminate need for hormone stimulation	OvaTure℠	Women undergoing IVF (1.9 million women per year)[2]	Preclinical development
	Improve traditional IVF success	AUGMENT℠	Women undergoing IVF (1.9 million women per year)	Available at select clinics in Canada and Japan

Sources: [1]CDC 2015 ART Fertility Clinic Success Rates Report [2]CDC, 2015 ART National Summary Report; Assisted Reproductive Technologies in Canada: Results from Canadian ART Register; Takeshima, *J Assist Reprod Genet* (2014) 31:477-484; Japan Registry, 2014, Assisted Reproductive Technology in Europe: Results from European Registers by ESHRE; Assisted Reproductive Technology in Italy, 2013; Assisted Reproductive Technology Fact Sheet by ESHRE, Europe; Germany IVF-Registry (2013-2015); Luke et al. *NEJM* vol.366 (26):2483-91 and supplement, 2012; Aptis Partners; Germany D.I.R. Annual Report; HFEA Fertility Treatment 2014 Trends and Figures; Italian Assisted Reproductive Technology Register 2013

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© 2018 OvaScience, Inc. All rights reserved.

Infertility Market is Large and Growing

OVASCIENCE

Worldwide Epidemiology

- **1.3 billion** women of reproductive age[1]
- **163 million** women struggling with infertility[2]
- **111 million** women seeking medical treatment[3]
- **73 million** women undergoing fertility treatment[4]
- **1.9 million** women undergoing IVF per year[5]
- **0.6 million** women diagnosed with DOR (including POI and POR) per year[6]

Key growth drivers

- Declining total fertility rates
- Women delaying childbirth
- Increasing prevalence of obesity and chronic conditions
- Increasing awareness and acceptance of infertility treatment

Cost

- Average of $14,000 per IVF cycle in the U.S., and largely self-pay

OvaTure™ AUGMENT™ OvaPrime

Sources: [1] World Bank; [2] CDC National Center for Health Statistics; [3] Boivin et al. *Human Reproduction* 2007; [4] Brandes et al. *Human Reproduction*, 2009; [5] CDC, 2015 ART National Summary Report; Canadian ART Register; Takeshima, *J Assist Reprod Genet*, 2014; Japan Registry, 2014, ART in Europe: Results from European Registers by ESHRE; Assisted Reproductive Technology in Italy, 2013; ART Fact Sheet by ESHRE, Europe; Germany IVF-Registry; Luke et al. *NEJM*, 2012; Aptis Partners; Germany D.I.R. Annual Report; HFEA Fertility Treatment 2014 Trends and Figures; Italian ART Register 2013; [6] CDC 2015 ART Fertility Clinic Success Rates Report

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© 2018 OvaScience, Inc. All rights reserved.

Our Treatments 9

OvaPrime Potential Fertility Treatment that Restores Egg Production 10

11 Traditional IVF is largely ineffective for women with POI and POR, who have few or no eggs remaining in their ovaries. High failure rates with IVF Many patients resort to donor egg or adoption Often multiple failed IVF cycles The majority of patients resort to either a donor egg or adoption2 Some patients give up on their attempt to have a child altogether2 Average Live Birth Rate Per IVF Cycle1 Note: Poor Ovarian Response is a term oftentimes used synonymously with Diminished Ovarian Reserve, and defined as patients >40 years of age, a previous IVF cycle with <3 eggs with a standard of care controlled ovarian hyperstimulation, and an abnormal ovarian reserve test. Primary Ovarian Insufficiency is defined as patients <40 years of age, non-detectable AMH, and FSH >15 mIU/ml or symptoms of menopause (or both) Sources: 1 CDC 2015 ART Fertility Clinic Success Rates Report; van Kasteren et al., Human Reproduction Update 1999; Busnelli et al., Human Reproduction 2015; 2Fulcrum Research Group; 3Clinic websites, CDC 2015 ART Fertility Clinic Success Rates Report; 4RESOLVE Significant financial burden Avg. IVF cycle $14,000 in U.S.3 Avg. donor egg cycle $25,500 in U.S.3 Avg. cost to live birth is >$45,0003 Higher for POI/ POR patients3 POI/POR avg. cycles/live birth >153 Many drop out after failed cycles3 Largely self-pay; only 15 states in U.S. mandate fertility treatment coverage4 28% 6% Traditional IVF Outcomes are Poor, and Even Worse for Women with Primary Ovarian Insufficiency and Poor Ovarian Response OvaPrime has the potential to address this significant unmet medical need by restoring egg production. 0% 25% 50% 75% 100% All diagnoses Primary Ovarian Insufficiency / Poor Ovarian Response

OvaPrime: Potential Treatment for Primary Ovarian Insufficiency and Poor Ovarian Response 12 Patient ovary Isolated EggPC cells from outer ovarian cortex (quiescent environment) Ovarian Cortex Autologous EggPC cells are injected into inner ovarian cortex (zone of active follicular development); patient undergoes traditional IVF cycle OvaPrime Treatment In Phase 1b/2a Clinical Development

OvaPrime Preclinical Data: Animal Proof-of-Concept

nature cell biology


1 2 WT 3 4 5

Zou et al., 2009

Transplanted EggPC cells matured into oocytes which were fertilized after natural mating producing offspring expressing GFP

JMCB
Journal of Molecular Cell Biology


Lifetime (ns)
2.77
2.46
2.15
1.85
1.54

Zhang et al., 2011

Transplanted EggPC cells matured into oocytes which were fertilized producing heterozygous offspring after mating with wild-type male

Molecular Therapy


Day 2
Day 6
Day 16

Wu et al., 2017

Transplanted EggPC cells migrated to the inner ovarian cortex, increased in size, and expressed meiosis- and oocyte- specific genes as they matured into oocytes; fertilized producing heterozygous offspring after mating with wild-type males

Sources: [1]Zou et al., *Nature Cell Biology* 2009 [2]Zhang et al., *Journal of Molecular Cell Biology* 2011 [3]Wu C et al., *Molecular Therapy* 2017

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OvaPrime Preclinical Data: Proof-of-Concept Using Human EggPC Cells 14 Human EggPC cells engineered to express GFP Micro-injected GFP-EggPC cells into human ovarian cortical strips Xenografted tissue into NOD/SCID* mice In Vivo (xenografts) Endogenous 14 days post transplant Source: 1White et al., Nature Medicine 2012 *Non-obese diabetic mice with severe combined immunodeficiency disease

OvaPrime Clinical Development Program

2017	2018	2019	2020

Phase 1 Study

- ✓ Initial safety readout in 20 patients
- ★ Complete six month safety readout in all patients
- ★ Embryo transfer readout

- Single center, prospective, blinded, randomized, controlled study of 60 patients with POI and POR
  Initial readout of first 20 patients:
  - No serious adverse events (SAEs) or adverse events (AEs) related to EggPC cells
  - 7 mild AEs; 4 unrelated; 3 related to laparoscopic reintroduction
  - No patients discontinued treatment due to AE
  - Followed for nine months
- Enrollment closed

Phase 1b/2a Study

- ★ Begin enrollment
- ★ Complete six month safety readout in all patients

- Multi-center, prospective, controlled study of 40 patients with POI and POR
- Rationale for Phase 1a/2b
  - Broader experience with multi-center study
  - Recent improvements to cell processing and thaw techniques allow for consistently higher number of EggPC cells at reintroduction
  - Refined patient population

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© 2018 OvaScience, Inc. All rights reserved.

Key OvaPrime Milestones 16 Phase 1 study Readout: 6 months post-EggPCSM cell reintroduction safety for first 20 patients Completed Readout: 6 months post-EggPC cell reintroduction safety for all patients Q4 2018 Readout: Embryo transfers Q3 2019 Readout: Complete data set 2020 Phase 1b/2a study Begin enrollment H1 2018 Readout: 6 months post-EggPC cell reintroduction safety for all patients Q2 2019 Readout: Initial secondary endpoint data (indications of efficacy) 2019 Readout: Complete data set 2020 Regulatory Initiate regulatory pathway determination 2018

OvaTure Potential Fertility Treatment that Eliminates Hormone Stimulation 17

Traditional IVF is Associated with Risk of Serious Maternal Morbidity

Hormone injections are a required component of traditional IVF.

Risk of severe ovarian hyperstimulation syndrome (OHSS)

- Severe OHSS affects **1-3% of IVF patients** (and up to 20% of high responders, such as those with Polycystic Ovary Syndrome) [1]
- Complications include **multiorgan dysfunction**, and potentially, **death**[1]

Significant discomfort, emotional distress and inconvenience

- Symptoms include **enlarged ovaries, abdominal pain, bloating, breast tenderness, nausea, vomiting, diarrhea, and depression** [1]
- Requires the inconvenience of **multiple clinician visits and self-injections**[2]
- High treatment drop out rates[3]
  - **1 in 4 patients discontinue** after first IVF failure[3]

OvaTure has the potential to address this significant unmet medical need by eliminating hormone stimulation.

Sources: [1]Kumar et al., *Jrnl of Human Reproductive Sciences*, 2011; Nastri CO et al., *Ultrasound in Obstetrics & Gynecology*, 2015; [2]RESOLVE [3]Luke et al. *NEJM* 2012

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© 2018 OvaScience, Inc. All rights reserved.

OvaTure: Potential Fertility Treatment that Eliminates Hormone Stimulation 19 In vitro maturation Sperm Patient ovary Isolated EggPC cells from outer ovarian cortex (quiescent environment) Ovarian Cortex OvaTure Treatment In Preclinical Development *ICSI: intracytoplasmic sperm injection Fertilization by ICSI*

Substantial Progress Toward in vitro Development of a Mature Egg from an EggPC Cell Optimized FACS sorting techniques Developed proprietary mAb with high specificity and selectivity Optimized Aggregate formation techniques Seeding density Media components Timing of dissection Optimized Addition of media components Follicle subculture techniques EggPC isolation Aggregate culture strategy Subculture strategy 50µm Germinal Vesicle (GV) enlarged nucleus of an oocyte before meiotic division is completed Polar Body (PB) one of the small cells produced during the two meiotic divisions of developing oocytes Zona Pellucida (ZP) Thickened outer membrane 50µm 50µm Oocyte surrounded by multiple supporting cells ZP morphology and diameter comparable to endogenous eggs 20 Fertilization 50µm 50µm Sources: Internal OVAS data 2016/2017 (representative examples)

Human EggPC Cell Maturation Leads to Substantial Increase in Cytoplasmic Volume 21 OvaTure eggs have grown from less than 10µm to greater than 100µm (fully matured endogenous eggs 100-120µm) Single EggPC cells 50µm 50µm 50µm Immature egg (frequently identified) Maturing egg (optimized maturation conditions under investigation) Sources: Internal OVAS data 2016/2017 (representative examples)

Structural Characteristics of Maturing Human EggPC Cells Consistent with Maturing Endogenous Eggs

OvaTure eggs present with distinct structural characteristics during nuclear maturation

Endogenous eggs (controls)[1]

OvaTure eggs[2]


50µm

Germinal Vesicle (GV)
Enlarged nucleus of an egg before meiotic division is completed


50µm


50µm

Cumulus-oocyte complex (COC) *Oocyte surrounded by multiple supporting cells*


50µm

Zona Pellucida (ZP)
Thickened outer membrane

Polar Body (PB)
One of the small cells produced during the two meiotic divisions of developing eggs


50µm


50µm

Zona Pellucida

Sources: [1]https://embryology.med.unsw.edu [2]Internal OVAS data 2016/2017 (representative examples)

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© 2018 OvaScience, Inc. All rights reserved.

23 OvaTure Next Steps Bovine Fertilization of bovine EggPCSM cell-derived egg Perform embryo transfer Bovine live birth from EggPC cell-derived egg Human Mature human EggPC cell-derived egg Where necessary, seek authorization to fertilize EggPC cell-derived egg (for research) Initiate regulatory pathway (clinical study) Submit for regulatory approval (clinical study)

AUGMENT Designed to Improve Traditional IVF Success 24

Patient ovary Ovarian Cortex AUGMENT: Designed to Improve Traditional IVF Success Isolated autologous mitochondria from EggPC cells Sperm AUGMENT Treatment Mitochondria are injected into egg during fertilization by ICSI* Isolated EggPC cells from outer ovarian cortex (quiescent environment) 25 *ICSI: intracytoplasmic sperm injection The AUGMENTSM treatment is not available in the U.S.

26 AUGMENT Status Offered at select clinics in Canada and Japan Signed exclusive licensing agreement with IVF Japan Group, a clinic network with extensive AUGMENT experience Opportunity to generate additional registry database and refine target patient population Minimal expense to OvaScience OvaScience retains worldwide commercialization rights for AUGMENT outside of Japan Continuing to work with the FDA under its available procedures to discuss regulatory status

Corporate 27

Financial Summary Cash, cash equivalents and short term investments: $75.7 million as of September 30, 2017 Shares outstanding: 35,705,722 as of September 30, 2017 Strong financial position with runway through key value inflection points 28

OvaScience: Transforming Female Infertility Therapy

Breakthrough Technology in Reproductive Medicine

- Discovery of egg precursor (EggPC^{SM}) cells unlocks innovative opportunities to improve female fertility through novel treatments
  - OvaPrime, in clinical development, potential fertility treatment that restores egg production
  - OvaTure, in preclinical development, potential fertility treatment that eliminates need for hormone stimulation
  - AUGMENT, available in Canada and Japan, designed to improve IVF success

Large and Growing Market

- 163 million women worldwide are estimated to be infertile[1]
- 1.9 million undergo in vitro fertilization per year[2]
- Average cost of $14,000 per IVF cycle in U.S.; largely self-pay[3]

Strong Financial Position

- $75.7 million in cash and short-term investments as of September 30, 2017
- Cash runway into 2020
- Cost efficient operating structure

Robust IP Portfolio

- Patent protection into 2035
- 65 issued patents in 44 countries
- 170+ pending applications in more than 130 countries

Sources: [1]Centers for Disease Control [2]CDC, 2015 ART National Summary Report; Assisted Reproductive Technologies in Canada: Results from Canadian ART Register; Takeshima, *J Assist Reprod Genet* (2014) 31:477-484; Japan Registry, 2014, Assisted Reproductive Technology in Europe: Results from European Registers by ESHRE; Assisted Reproductive Technology in Italy, 2013; Assisted Reproductive Technology Fact Sheet by ESHRE, Europe; Germany IVF-Registry (2013-2015); Luke et al. *NEJM* vol.366 (26):2483-91 and supplement, 2012; Aptis Partners; Germany D.I.R. Annual Report; HFEA Fertility Treatment 2014 Trends and Figures; Italian Assisted Reproductive Technology Register 2013 [3]Clinic websites, RESOLVE

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